SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Vulcan Materials Company
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V83007-P45259  VULCAN MATERIALS COMPANY 1200 URBAN CENTER DRIVE BIRMINGHAM, AL 35242  Your Vote Counts!  VULCAN MATERIALS COMPANY  2026 Annual Meeting  Vote by May 7, 2026 11:59 PM ET. For shares held in a Plan, vote by May 5, 2026 11:59 PM ET.  You invested in VULCAN MATERIALS COMPANY and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 8, 2026.  Get informed before you vote  View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 24, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 8, 2026  9:00 AM CDT  Virtually at: www.virtualshareholdermeeting.com/vmc2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors  For  Nominees:  1a. Melissa H. Anderson  1b. O.B. Grayson Hall, Jr.  For  1c. James T. Prokopanko  For  1d. Ronnie A. Pruitt  For  1e. George A. Willis  For  2. Approval, on an advisory basis, of the compensation of our named executive officers.  For  3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V83008-P45259